EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 29, 2007 TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2007, AS REVISED AND SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information, dated May 1, 2007, as revised and supplemented, of EQ Advisors Trust (“Trust”), regarding the EQ/AllianceBernstein Intermediate Government Securities Portfolio of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/AllianceBernstein Intermediate Government Securities Portfolio

Jeffrey Phlegar replaces Sean Kelleher as Portfolio Manager of the Portfolio. The second paragraph of in the section “Who Manages the Portfolio” is replaced with the following:

Jeffrey S. Phlegar, Executive Vice President, Chief Investment Officer and Co-Head of Fixed Income, is responsible for the day-to-day management of the Portfolio. He also serves on AllianceBernstein’s Executive Committee. Mr. Phlegar supervises the U.S. core, Corporate-Bond, Liquid-Markets, Municipal-Bond, Insurance and Absolute-Return fixed-income teams. Mr. Phlegar joined AllianceBernstein in 1988 and has served has had portfolio management responsibilities since that time.